SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 10, 1997
                                                        -----------------

                Paine Webber Qualified Plan Property Fund Two, LP
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         0-17146                04-2752249
-----------------------------       -----------            ---------------
(State or other jurisdiction)      (Commission             (IRS Employer
    of incorporation               File Number)            Identification No.)



265 Franklin Street, Boston, Massachusetts                       02110
------------------------------------------                      ----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


             (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP

ITEM 2 - Disposition of Assets

   Mercantile Tower Office Building, Kansas City, Missouri

   Disposition Date - November 10, 1997

      On November 10, 1997,  Paine Webber  Qualified  Plan Property Fund Two, LP
(the "Partnership") sold its wholly-owned operating investment property, the Mercantile Tower Office Building, located in Kansas City, Missouri, to an unrelated third party for $7,283,000. After closing costs and adjustments and the repayment of the outstanding line of credit borrowings, the Partnership realized net proceeds of approximately $5,963,000. As a result of the sale of the Mercantile Tower Office Building, a Special Distribution of the net proceeds, along with an amount of excess cash reserves which has yet to be determined, will be made on December 15, 1997 to unitholders of record as of November 10, 1997.

     The occupancy level at the wholly-owned Mercantile Tower Office Building increased to 64% at August 31, 1997 as compared to 61% as of May 31, 1997 and 58% as of August 31, 1996. As previously reported, the pace of the lease-up at Mercantile Tower has been well below management's expectations. With significant competition in the downtown Kansas City office market, management has found it difficult to obtain economically viable lease terms from the number of tenants which are looking to lease space in the market. During the quarter ended February 28, 1997, the Partnership received an unsolicited offer to purchase the Mercantile Tower Office Building. In response to this unsolicited offer, the Partnership initiated a sales program and selected a Kansas City firm to market the property for sale. After reviewing the offers received as part of the marketing process, the Partnership selected an offer from one of the potential purchasers and, in August 1997, a purchase and sale agreement was signed. On November 10, 1997, the sale was completed and the Mercantile Tower property was sold for $7,283,000. While the net proceeds received from the sale of Mercantile Tower were substantially less then the Partnership's original investment in the property, of $10.5 million, management believes that the sale price was reflective of the property's current fair market value, which is supported by the most recent independent appraisal. Furthermore, management did not foresee the potential for any significant near-term appreciation in the property's market value. Accordingly, a current sale was deemed to be in the best interests of the Limited Partners. A sale of the property at its current leasing level yielded less proceeds than the sale of the property at a stabilized level, but management concluded that the capital, time and risk associated with the substantial leasing activity required to achieve stabilized operations outweighed the possibility of receiving a higher sale price.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Purchase and Sale Agreement by and between Paine Webber Qualified Plan Property Fund Two, LP and Chesapeake Atlantic Holdings, Inc., dated July 22, 1997.

      (2) First Amendment to Purchase and Sale Agreement by and between Chesapeake Atlantic Holdings, Inc. and Paine Webber Qualified Plan Property Fund Two, LP dated, November 7, 1997.

      (3) Special Warranty Deed between Paine Webber Qualified Plan Property Fund Two, LP and Chesapeake Atlantic Holdings, Inc., dated November 10, 1997.

      (4) Assignment of Leases by Paine Webber Qualified Plan Property Fund Two, LP to Chesapeake Atlantic Holdings, Inc., dated November 10, 1997.

      (5) General Assignment by Paine Webber Qualified Plan Property Fund Two, LP to Chesapeake Atlantic Holdings, Inc., dated November 10, 1997.

      (6) Bill of Sale by Paine Webber Qualified Plan Property Fund Two, LP for the benefit of Chesapeake Atlantic Holdings, Inc., dated November 10, 1997.

      (7) Termination of Ground Lease by Paine Webber Qualified Plan Property Fund Two, LP to Mercantile Tower Development Limited Partnership dated November 10, 1997.

      (8) Deed of Release by Paine Webber Qualified Plan Property Fund Two, LP dated November 10, 1997.

      (9) Settlement Statement by and between Paine Webber Qualified Plan Property Fund Two, LP and Chesapeake Atlantic Holdings, Inc., dated November 10, 1997.

                                    FORM 8-K

                                 CURRENT REPORT

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP
                                  (Registrant)




                            By: /s/ Walter V. Arnold
                               ---------------------
                               Walter V. Arnold
                               Senior Vice President and
                               Chief Financial Officer







Date:  November 25, 1997

                           PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
          PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P. ("SELLER")
                                       AND
                   CHESAPEAKE ATLANTIC HOLDINGS, INC.("BUYER")

                                TABLE OF CONTENTS

                                                               Page

ARTICLE 1   DEFINITIONS                                          3

ARTICLE 2   PURCHASE AND SALE                                    3

ARTICLE 3   PURCHASE PRICE; DEPOSIT; ADJUSTMENTS                 4

ARTICLE 4   PRECLOSING OPERATION                                 6

ARTICLE 5   ACCESS, INSPECTION, DILIGENCE                        7

ARTICLE 6   TITLE AND SURVEY CONDITIONS                         10

ARTICLE 7   CLOSING                                             11

ARTICLE 8   CASUALTY AND CONDEMNATION                           13

ARTICLE 9   BROKERAGE COMMISSIONS                               13

ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES                   14

ARTICLE 11  REPRESENTATIONS AND WARRANTIES                      15

ARTICLE 12  MISCELLANEOUS                                       17

ARTICLE 13  IRS FORM 1099-S DESIGNATION                         21

SCHEDULE A         Description of the Real Property
SCHEDULE B         Description of Personal Property and Intangible Property
SCHEDULE C         Rent Roll
SCHEDULE D         Form of Lease
SCHEDULE E         1099 Designation Agreement
SCHEDULE F-1/F-2   Form of Tenant Estoppel Certificate

Schedule 4.2       Rental Rates and Other Concessions

                           Purchase and Sale Agreement

     This Purchase and Sale Agreement (this "Agreement") is entered into as of the 22nd day of July, 1997 by and between Seller and Buyer, upon the following terms and conditions:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

BUYER:              Chesapeake Atlantic Holdings, Inc., a Florida corporation

SELLER: PaineWebber Qualified Plan Property Fund Two, L.P., a Delaware limited partnership

PROPERTY:           The Real Property and Personal Property constituting
                    Mercantile Tower and parking garage located at 1101 Walnut, in Kansas City, Missouri

REAL PROPERTY:      The land and the buildings, structures, improvements and
                    fixtures (collectively the "Improvements") now located thereon and the rights appurtenant thereto, all as more particularly described in Schedule A attached hereto

PERSONAL PROPERTY:  The personal and intangible Property, if any, described in Schedule B attached hereto

PURCHASE PRICE:     $7,500,000

TITLE COMPANY:      Stewart Title Company


                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1. In consideration of the undertakings and mutual covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller hereby agrees to sell and convey the Property to Buyer or its nominee and Buyer hereby agrees to buy and pay the Purchase Price for the Property on the terms and conditions contained herein.

                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Purchase Price. The Purchase Price shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) by wire transfer of immediately available federal funds in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000.00) subject to adjustment to reflect application of the Escrowed Amount and such other adjustments herein contained.

      3.2 Deposit. Within five (5) days of the execution of this Agreement, Buyer shall deposit in cash with the Title Company the sum of Fifty Thousand Dollars ($50,000) (the "Deposit") to secure Buyer's obligations under this Agreement. The Title Company shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Title Company in such account or accounts until the Title Company is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement.

      3.3 Proration. All rents, other amounts payable by the tenants under the Leases, income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated to the Closing Date in immediately available funds with Seller receiving the benefits and burdens of ownership on the Closing Date.

      (a) If the Closing shall occur before rents and all other amounts payable by the tenants under the Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income actually received by Seller. Subsequent to the Closing, if any such rents, other amounts and other income are actually received by Buyer, all such amounts shall first be applied to balances due as of the Closing and included in an itemized statement provided by Seller to Buyer at or prior to the Closing. Thereafter, such amounts shall be applied to post-closing rents due to Buyer which are past due, and the balance, if any, shall be immediately paid by Buyer to Seller. Buyer shall make a good faith effort and attempt to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller, however, Buyer shall not be required to expend any funds or institute any litigation in its collection efforts. At Closing, prepaid rents and refundable security deposits in the possession or control of Seller (together with any interest accrued thereon only if interest is specifically required to be paid thereon under applicable law or under the terms of a specific Lease) at Seller's sole option shall either be (i) transferred to Buyer at Closing and not subject to adjustment, or (ii) adjusted by way of a credit in favor of Buyer.

      (b) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes and assessments shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and assessments and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If, as of the Closing, the Property is not being treated as a separate tax parcel, then within thirty (30) days after the Closing, Buyer shall, at its sole cost and expense, have the Property assessed separately for tax and assessment purposes. In the event the Property has been assessed for property tax purposes at such rates as could result in "roll-back" taxes upon changes in land usage or ownership of the Property, Buyer agrees to pay all such taxes and indemnify and save Seller harmless from and against any and all claims and liabilities for such taxes.

      (c) Buyer and Seller shall use reasonable efforts to obtain meter readings as of the date of the Closing. If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, and within ninety (90) days following the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

      (d) Any tenant-improvement and/or leasing-commission costs (including, without limitation, referral or locator fees) and all other out-of-pocket fees and costs (including, without limitation, legal fees and costs) (collectively, "New Tenant Costs") paid or incurred by Seller with respect to new Leases or modifications to existing Leases executed in accordance with Section 4.2 below shall be credited in favor of Seller at Closing. Seller shall supply invoices and statements for all New Tenant Costs to Buyer on or prior to the Closing Date. Buyer shall be solely responsible for the payment of all New Tenant Costs in connection with any options, renewals, or extensions exercisable under the Leases after the Closing Date and Buyer shall indemnify, protect, defend, save and hold harmless Seller from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, fees and expenses (including, without limitation, attorneys' fees and expenses and court costs) in any way relating to, or in connection with or arising out of New Tenant Costs.

      (e) If Leases contain obligations ("Lease Obligations") on the part of the Tenants for: (i) CPI or similar adjustments, (ii) percentage rents, (iii) escalation payments for taxes, labor or operations, or (iv) other expenses including, without limitation, common area maintenance or any other operating cost pass-throughs or retroactive charges payable by Tenants which have accrued as of the Closing Date but are not then due and payable, the amount of such Lease Obligations shall be prorated as of the Closing Date upon the basis of an estimate by Seller of such Lease Obligations through the Closing Date. Subsequent to the Closing, when the actual amount of such Lease Obligations with respect to the Property through the Closing Date is determined, the parties agree to adjust the proration of such Lease Obligations and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

The agreements of Seller and Buyer set forth in this Section 3.3 shall survive the Closing.


      3.4 Closing Costs. Except as maybe otherwise provided herein to the contrary, each party hereto shall pay its own legal fees and expenses. Seller shall pay (a) the premium for Buyer's owner's title insurance policy (excluding the cost of any endorsements for which an extra premium is charged), (b) the cost of obtaining an update to Seller's existing survey of the Real Property,
(c) 50% of the escrow fees of the Escrow Agent, and (d) any documentary taxes relating to the transfer of the Property to Buyer, if and to the extent such costs are normally paid by Sellers in the State of Missouri. Buyer shall pay all other costs in carrying out the transactions contemplated hereunder, including, without limitation, (i) 50% of the escrow fees of the Escrow Agent, (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's own legal fees and expenses, (iv) all costs related to the Buyer's inspection and due diligence, and (v) the cost of any endorsements to the owner's title policy for which an extra premium is charged.

      3.5 Survival. The provisions of this Article 3 shall survive the Closing.


                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Existing Leases. A Rent Roll containing a list of all current occupants of the Property is attached hereto as Schedule C. The leases with the occupants listed on the Rent Roll, together with leases entered into pursuant to this Article 4 are collectively referred to herein as the "Leases".

      4.2 New Leases. Seller will not enter into any new lease or renew any lease on the Property (hereinafter a "New Lease") during the period between the date hereof and the Closing Date, except (a) Seller may to lease and renew leases on the Property using the lease form attached as Schedule D and at rental rates and other concessions specified in Schedule 4.2., and (b) Seller may enter into any lease on a form different to the one attached as Schedule D and at rental rates and concessions different than those specified in Schedule 4.2 (an "Alternative Lease") so long as Seller submits the Alternative Lease to the Buyer for its consent, which consent shall not be unreasonably withheld, and Buyer either grants such consent or fails to consent within five (5) business days after submittal of the Alternative Lease to Buyer (such failure to respond being deemed to be a consent). The responsibility for all lease obligations under any New Lease arising subsequent to the execution of this Agreement shall be prorated between Buyer and Seller based on the number of days in the term of the New Lease and the number or days in such term that the Seller owns the Property.

      4.3 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted and (b) to insure the Property substantially as currently insured.

      4.4 Contracts. Within five (5) business days after execution of this Agreement, Seller shall provide copies to Buyer of all service, supply, equipment rental, management and leasing contracts (collectively, the "Contracts") affecting the Property. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Contracts so identified at or before Closing. At Closing, Seller shall assign and Buyer shall assume the Contracts, except those Contracts which Buyer has elected not to have terminated, as provided above. Buyer and Seller shall indemnify, defend and hold the other harmless from and against any and all claims under the Contracts which relate to its respective period of ownership.

      4.5   Tenant Estoppel Certificates.

     (a) Seller agrees to submit or cause its property manager to submit to each tenant or lessee under a lease, an estoppel certificate, in form substantially in accordance with Schedule F-1 attached hereto ("Tenant Estoppel"). Each executed Tenant Estoppel (i) in the form of Schedule F-1 and containing non-material exceptions, qualifications or modifications or (ii) substantially in the form required pursuant to terms of the respective lease and containing non-material exceptions, qualifications or modifications shall be deemed to be substantially in compliance with Schedule F-1.

     (b) In the event that Seller is unable to obtain and deliver to Buyer on or before that day which is five (5) business days preceding the Closing Date executed Tenant Estoppels that substantially comply with Schedule F-1 (or with the form required pursuant to the terms of the respective Lease) from (i) eighty percent (80%) of the tenants occupying premises in the Property less than 2,500 square feet in size under written Leases or occupancy agreements, and (ii) one hundred percent (100%) of the tenants occupying premises in the Property in excess of 2,500 square feet in size under written Leases or occupancy agreements (the percentages referred to in (i) and (ii) above are hereinafter called the "Aggregate Percentage"), Buyer shall give written notice to Seller, no later than that day which is three (3) business days preceding the Closing Date, that Buyer will require Seller to execute and deliver Tenant Estoppels on behalf of tenants who will not have provided Tenant Estoppels prior to the Closing Date in order to achieve the Aggregate Percentage. If Seller receives additional Tenant Estoppels prior to the Closing Date and delivers the same to Buyer, Buyer shall promptly review the same and notify Seller, on or before the later of two (2) business days preceding the Closing Date or two (2) business days after Buyer's receipt of the same, if any such Tenant Estoppel does not substantially comply with Schedule F-1 (or with the form required pursuant to the terms of the respective Lease). If Buyer shall have timely delivered such notice to Seller, Seller shall, on or before the Closing Date, deliver to Buyer a Tenant Estoppel, substantially in compliance with Schedule F-2, executed by Seller on behalf of any tenant or tenants (at Seller's option) from whom Seller has been unable to obtain a Tenant Estoppel prior to the Closing Date in order to achieve the Aggregate Percentage; under no circumstances shall Seller be obligated to execute any Tenant Estoppel which would exceed the Aggregate Percentage. If Buyer shall not have given timely written notice as described in this paragraph, Buyer shall be deemed for all purposes to be satisfied with the form and substance of each Tenant Estoppel which Seller has delivered to Buyer and shall have no further right to object thereto based on the response or lack thereof with respect to the Tenant Estoppels.


                                    ARTICLE 5

                          ACCESS, INSPECTION, DILIGENCE

      5.1 Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property and the Improvements during normal business hours upon advance written notice to Seller and make such reasonable investigations, studies and tests including, without limitation, surveys, engineering studies, soil and groundwater tests (including test borings and pits) as Buyer deems necessary or advisable. Seller may require that Buyer be accompanied by Seller or its designated agent during any such inspection or entry. Seller may also require evidence of satisfactory insurance prior to any physical inspection. Seller also agrees to make available to Buyer during normal business hours upon advance written notice to Seller all books, records, plans, building specifications, contracts, agreements, or other instruments or documents contained in Seller's files relating to the construction, operation and maintenance of the Property.

      5.2 To the extent Seller has any studies, or site analyses in its possession including, without limitation, existing title insurance policies, existing surveys, existing zoning analyses, existing engineering reports, any and all information available on the building's exterior glass and any related architectural matters, existing code compliance reports and existing site analyses with respect to oil, underground storage tanks or hazardous waste on the Real Property, Seller agrees to make the same available for inspection by Buyer or its agents within fifteen (15) days after execution of this Agreement.

      Buyer acknowledges and agrees that any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations or warranties of Seller of any kind.

      5.3 Buyer shall promptly commence and actively pursue the following due diligence items:

            (a)   Review of title and survey matters;

            (b)   Review of Contracts and operating agreements;

            (c) Obtain and review engineering reports on structural condition of the mechanical systems;

            (d) Obtain and review environmental reports on oil, hazardous waste, and asbestos;

            (e) Review of applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents; and

            (f)   Review of all Leases affecting the Property.

      Buyer shall complete its due diligence on or before the date which is forty five (45) days from the date hereof (the "Diligence Date"). In the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Deposit shall be returned and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      If such diligence reveals any fact or condition unacceptable to Buyer, at the option of Buyer, Buyer may in lieu of terminating the Agreement notify Seller of such defect or condition in writing prior to the Diligence Date and offer Seller the option of curing such defect or condition. If the Seller elects to cure such defect or condition, Seller shall use its best efforts to cure such defect or condition prior to Closing, but shall not be obligated to expend any funds in doing so. Seller agrees to notify Buyer within five (5) business days after receipt of such notice of the specific objectionable conditions it will attempt to cure as well as the steps it proposes to take to accomplish such cure, and Seller's cure of such condition shall be a condition to Buyer's obligations to close under this Agreement. If Seller notifies Buyer that Seller does not elect to exercise such cure option, then the Buyer shall have the right to terminate this Agreement by written notice to Seller provided within two (2) business days of receipt of Seller's notice, in which event the Deposit shall be returned to Buyer in accordance with the provisions hereof and neither party shall have any further liability to the other party under this Agreement. Otherwise, such fact or condition shall be deemed acceptable to Buyer.

      Buyer acknowledges that it has had an opportunity to conduct diligence on the Property and is acquiring the Property in its current condition based on its diligence. Buyer also acknowledges the following: (i) Seller has disclosed that the windows and window systems in the property may need to be replaced; and (ii) Seller has disclosed that the two (2) chillers currently utilize R-22 as the refrigerant and that the chillers may need to be retrofitted to allow an approved substitute refrigerant for R-22. Buyer agrees that the Purchase Price will not be adjusted for the replacement costs mentioned in the immediately preceding sentence. Buyer further acknowledges that neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property or the presence or absence of any hazardous materials on, in, under or within the Property or a portion thereof. At Closing, Seller shall deliver and Buyer shall accept the Property AS IS, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING FITNESS FOR A PARTICULAR PURPOSE. This immediately preceding sentence shall survive Closing.

      Buyer acknowledges that upon the expiration of the Diligence Date, if Buyer elects to proceed towards Closing, and provided that the Seller performs its obligations under Section 7.2 of this Agreement, the Deposit is nonrefundable.

      5.4 Return of Documents. If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, contracts, Leases and the like delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. In addition, Buyer shall promptly deliver to Seller copies of all materials obtained in connection with Buyer's diligence.

      5.5 Confidentiality. Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, the existence of this Agreement, any term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the SEC or in order to comply with any securities law or interpretation thereof. This provision shall survive termination of this Agreement but shall terminate upon Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and Seller, respectively both as to timing and content.

      5.6 Indemnity. If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs and damages including reasonable attorneys' fees incurred by Seller as a result of such entry or investigation by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.


                                    ARTICLE 6

                           TITLE AND SURVEY CONDITIONS

      6.1 Promptly following the execution of this Agreement, Seller shall obtain:
            (a) An ALTA as built, survey of the Real Property or an update of Seller's survey (the "Survey"); and

            (b) A commitment for an ALTA Owner's Policy of Title Insurance (the "Title Commitment").

      If the Survey, matters listed as exceptions in the Title Commitment or the evidence of compliance with zoning are not satisfactory to Buyer, Buyer shall, on or before the Diligence Date, provide Seller with written notice of such objections which do not constitute Permitted Exceptions (as defined below), and this Agreement shall terminate as provided in Section 5.3 above. For purposes of this Agreement the term "Permitted Exceptions" means:

            (i) All matters of public record as of the Diligence Date, other than Monetary Encumbrances (as defined below);

            (ii) All matters shown on an ALTA-ACSM survey of the Property on the Diligence Date;

            (iii) All Leases;

            (iv) All zoning, building and other laws applicable to the Property; and

            (v) All matters which arise after the Diligence Date which are agreed upon or consented to by Buyer.

      For purposes of this Agreement the term "Monetary Encumbrance" means any mortgage, or other voluntary lien granted or assumed by Seller encumbering the Property and any mechanics or materialman's liens encumbering the Property arising from work performed and materials furnished to or on behalf of Seller (specifically excluding services performed by tenants).

      6.2 On the Closing Date, Seller shall convey by good and sufficient special warranty deed to Buyer or to Buyer's nominee good and clear record and marketable fee simple title to all of the Real Property and the Improvements free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a) The lien, if any, for real estate taxes not yet due and payable; and

            (b)   The Permitted Exceptions.

      6.4. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Seller's obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.


                                    ARTICLE 7

                                     CLOSING

      7.1 The consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur at the offices of the Escrow Agent as soon as possible after the Diligence Date on a date (the "Closing Date") established by Buyer by written notice to Seller given at least five (5) business days prior to the proposed Closing Date; provided, however, that in no event shall such notice establish a Closing Date which is later than the thirtieth (30th) day after the Diligence Date; and if no such notice is given, the Closing Date shall be on the thirtieth (30th) day after the Diligence Date unless such day is not a day on which the registry of deeds in the county where the Property is located is open for business, in which case, the Closing shall take place on the next day on which such registry is open. It is agreed that time is of the essence in this Agreement.

      7.2 On the Closing Date, Seller shall deliver or cause to be delivered at its expense each of the following items to Buyer:

            (a) A duly executed and acknowledged special warranty deed or deeds conveying the Real Property and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale conveying the Personal Property to Buyer;

            (c) A duly executed assignment and assumption of leases (the "Assignment of Leases");

            (d)  A  duly  executed   assignment  and  assumption  of  contracts,
      licenses, guaranties, warranties, and intangible property (the "Assignment of Contracts");

            (e) A certificate or certificates of non-foreign status from Seller reasonably acceptable to Buyer in form and substance;

            (f) Customary affidavits and indemnities sufficient for the Title Company to delete any exceptions for mechanic's or materialmen's liens from Buyer's title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

            (g) Such other instruments as Buyer, Buyer's Lender or the Title Company may reasonably request to effectuate the transactions contemplated by this Agreement;

            (h) A counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            (i) Original tenant estoppel  certificates to the extent required by
      Section 4.5 of this Agreement; and

            (j) A duly executed assignment and assumption of Seller's interest in the ground lease on the parking garage.

      7.3 On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in recordable form reasonably satisfactory to Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Such other instruments as Seller may reasonably request to effectuate the transactions contemplated by this Agreement; and

            (f) A counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts.


                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration; or

            (b) if any portion of the Improvements suffers damage in excess of $1,000,000 from fire or any other casualty which Seller, in its sole option, elects not to repair, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other. If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.


                                    ARTICLE 9

                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than Cohen-Esrey Real Estate Services, Inc. (the "Seller's Broker") and KOLL (the "Buyer's Broker"). Seller agrees to pay all commissions, payments and fees due Cohen-Esrey Real Estate Services, Inc. Buyer agrees to pay all commissions, payments and fees due KOLL. Buyer agrees to indemnify, defend and hold Seller harmless from and against all liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finder's fees, commissions or other similar fees, including any claim made by the Buyer's Broker, in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finders' fees, commissions or other similar fees, including any claim made by the Seller's Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.


                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller shall have failed in any material respect adverse to Buyer on the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date, Buyer shall have the following remedies: (i) the right to take any and all legal actions necessary to compel Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy) or (ii) the right to terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse. Buyer hereby waives and relinquishes any right to sue Seller for any reason whatsoever, except as expressly set forth in this Section 10.1, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for payment of the Escrowed Amount.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller on the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller has the right to take any and all legal actions necessary to compel Buyer's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy), or Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Title Company to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages.


                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            (a) Buyer is a corporation, duly organized and in good standing under the laws of the State of Florida, is qualified to do business in the State of Missouri and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution, delivery and performance of this Agreement and the transaction contemplated herein and has obtained the consent of all entities and parties (whether private or governmental) necessary to bind Buyer to this Agreement;

            (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer, or any shareholder, partner or related entity or affiliate of Buyer, is a party or by which Buyer, any shareholder, partner or related entity or affiliate of Buyer, or any of Buyer's assets is bound;

            (c) Buyer has the financial resources to timely consummate the purchase and sale transaction contemplated by this Agreement;

            (d) neither Buyer nor any shareholder, partner, related entity or affiliate of Buyer is in any way affiliated with Seller, any of Seller's partners, or any affiliate of any of the foregoing;

            (e) Buyer is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA and (b) the assets of Buyer do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

            (f) Buyer is not a "governmental plan" within the meaning of Section 3(32) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code (the "Code").

            (g) One or more of the following circumstances is true:

                  (i) Equity interests in Buyer are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.2-101(b)(2).

                  (ii) Less than 25 percent of all equity interests in Buyer are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                  (iii) Buyer is a corporation that qualifies as either an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) and (e).

            (h) With respect to Seller, and with respect to any shareholder, partner, related entity or affiliate of Seller, Buyer is neither (i) a party in interest as defined in Section 3(14) of ERISA, nor (ii) a disqualified person as defined in Section 4975(e)(2) of the Code.

            (i) that prior to the Diligence Date, Buyer will have examined and investigated to Buyer's full satisfaction the physical, economic and legal condition of the Property and made all other inquiries Buyer deemed necessary in connection with the transaction herein contemplated; and

            (j) except to the limited extent, if any, specifically and expressly set forth in this Agreement, Buyer shall accept the Property "AS IS" and "WHERE IS" at Closing, and Buyer has not relied upon and will not rely upon, and Seller is not liable for or bound by any, express or implied, warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto made or furnished by Seller or any of its advisors, or any of their agents, representatives, contractors, employees, attorneys or brokers, to whomever made or given, directly or indirectly, verbally or in writing, unless specifically and expressly set forth herein.

Buyer's representations and warranties set forth in this Section 11.1 shall survive for a period of six (6) months following the Closing or termination of this Agreement. As a condition precedent to Seller's obligation to close the purchase and sale transaction contemplated in this Agreement, Buyer's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2 Seller's Representations and Warranties. Seller represents and warrants to Buyer that:

            (a) Seller has the full right, power, and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement, except to the limited extent, if any, specifically and expressly set forth in this Agreement; and

            (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound.

      Seller's representations and warranties set forth in this Section 11.2 shall survive the Closing or earlier termination of this Agreement for a period of six (6) months, and no such breach shall be deemed to exist unless Buyer provides Seller with notice of an alleged breach prior to the expiration of the six month period.

      As a condition precedent to Buyer's obligation to close the purchase and sale transaction contemplated in this Agreement, Seller's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Seller shall notify Buyer in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.2 in any way inaccurate, incomplete, incorrect or misleading.


                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Permitted Successors and Assigns. Buyer may assign or transfer its rights under this Agreement to an entity owned or controlled by Buyer or which owns or controls Buyer, or to any entity which acquires all or substantially all of the Buyer's assets, provided that Buyer obtains the prior written consent of Seller to such assignment or transfer, which shall not be unreasonably withheld. The covenants and agreements contained in this Agreement shall extend to and be obligatory upon the permitted successors and assigns of the respective parties to this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given if (i) delivered by hand during regular business hours, (ii) sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, or (iii) sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Title Company shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Title Company.

(1)   If to Seller:

            PaineWebber Qualified Plan Property Fund Two, LP
            c/o PaineWebber Properties
            265 Franklin Street
            Boston, MA 02110
            Attn: Portfolio Group

            with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Susan Hall Mygatt, Esq.


(2) If to Buyer:

            Chesapeake Atlantic Holdings, Inc.
            220 East Madison Street
            Suite 1200
            Tampa, FL 33602
            Attn: Gregory L. Hughes, President


(3) If to the Title Company:

            Stewart Title Company
            1220 Washington, Suite 100
            Kansas City, MO  64105
            Attn: Patricia Jennings, Commercial Escrow Officer

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Entire Agreement. This Agreement embodies the entire agreement between Seller and Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, agreements, representations, warranties or restrictions between Seller and Buyer with regard thereto other than those set forth or provided for in this Agreement.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of The State of Missouri.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Title Company. The Title Company has executed this Agreement only for the purpose of agreeing to perform the duties assigned to it under this Agreement. The Title Company shall, upon receiving a copy of a notice given by a party in accordance with this Agreement claiming entitlement to all or a portion of the Escrowed Amount, give a notice to the other party that such claim of entitlement has been made. The Title Company shall not cause or permit any portion of the Escrowed Amount to be disbursed until the expiration of five (5) days of giving such notice whereupon, if the party to whom such notice was given has not given the Title Company notice of its objection to a disbursement in accordance with the claim of entitlement, the Title Company shall cause a disbursement of the Escrowed Amount as requested. If such party timely objects, however, the Title Company shall retain the Escrowed Amount and not disburse any portion of the same unless directed by the mutual written direction of the parties. The Title Company shall at all times disburse the Escrowed Amount as required in a mutual written direction of the parties.

      12.11 Title Company, Continued. In the event of any disagreement between the parties, the Title Company shall retain all deposits pending instructions mutually agreed to by Seller and Buyer. In the event there is no mutual agreement by Seller and Buyer for disbursements, the Title Company shall hold said deposits pending a court order to disburse. The Title Company may conclusively rely on the authenticity, validity and effectiveness of any writing delivered to it, and Title Company shall not be obligated to make any investigation or determination, except as provided in the case of disputes as to the truth and accuracy of any information contained therein. Buyer and Seller agree to defend, indemnify and hold Title Company harmless from any liabilities, suits, claims, or expenses arising from or out of or in connection with Title Company's acts or failure to act hereunder, unless caused or created as a result of Title Company's negligence, and Title Company shall be entitled to reimbursement by Buyer and/or Seller for all reasonable costs and expenses incurred in the performance of its duties hereunder including, without limitation, all out-of-pocket expenses and reasonable attorneys fees of counsel retained by Title Company. Any such costs and expenses not paid by the parties after billing and supporting documentation by Title Company may be paid by Title Company out of the Escrowed Amount. If there is a settlement by Buyer and Seller prior to a court order, Buyer and Seller will share equally in the expenses incurred by the Title Company. Otherwise, the non-prevailing party shall assume full responsibility for the Title Company's expenses. Title Company is not required to advance or expend or risk its own funds or otherwise incur personal liability in performance of its duties hereunder and it may require advancement of funds by the parties. Title Company will hold the Deposit in Bank Boston, N.A., State Street Bank and Trust Company or Fleet Bank, N.A. (each, an
"Acceptable Bank") in an account as required by Section 3.2 above. Except for any claim, action or proceeding resulting in a final determination that the Title Company acted in bad faith, negligently or engaged in any type of willful misconduct the Title Company shall not be responsible for any loss or delay occasioned by the closure or insolvency of the institution in which any funds are invested in accordance with this Agreement; provided that Title Company deposits the Deposit in an Acceptable Bank as required herein. The Title Company shall have no liability for interest on such funds provided that the Title Company deposits the Deposit as required herein.

      12.12 Financial Information. At Buyer's request after the Closing Date, Seller agrees to make available to Buyer or Buyer's designated representative, at no cost to Seller, upon reasonable request within six (6) months after the Closing, such books, accounts and records as are in Seller's possession and which are necessary for Buyer to conduct an audit of the Property's preceding fiscal year, and agrees to sign an appropriate disclosure letter prepared by the auditors. Such audit is to be conducted solely at Buyer's expense for the purpose of satisfying its requirements as a publicly held entity. The use of any such information by Buyer or Buyer's designated representative shall be subject to the confidentiality requirements of Section 5.5, except to the extent such information is included in statements required by the SEC Regulations.

      12.13 Time of the Essence. Time is expressly declared to be of the essence of this Agreement.

      12.14 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, or agents of Seller or any of their successors. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither Seller nor anyone claiming by, through or under Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors.

      12.15 Survival. All of the representations, warranties, covenants and agreements of Seller and Buyer made in or pursuant to this Agreement shall not survive the Closing, and shall merge into the deed or other document or instrument executed and delivered in connection herewith, except as expressly set forth to the contrary. Notwithstanding the foregoing, (a) the representations and warranties that survive the Closing of Seller shall survive the Closing for a period of not more than six (6) months from the date thereof, provided that the party alleging a breach of any of the other parties' representations and warranties delivers real notice to the alleged breaching party within such period.

      12.16 Full Force and Effect. Both Seller and Buyer agree that this Agreement is binding and of full force and effect only upon the execution of this Agreement by Seller and Buyer no later than Tuesday, August 12, 1997.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      13.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule F at or prior to the Closing to designate the Title Company (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.


IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                              SELLER:

                              PaineWebber Qualified Plan Property Fund Two, LP a Delaware limited partnership

                              By: Second Qualified Properties, Inc.
                                  Managing Partner

                                  By:   /s/ Celia R. Deluga
                                        -------------------
                                        Celia R. Deluga
                                        Vice President

                              BUYER:

                              Chesapeake Atlantic Holdings, Inc.

                              By:  /s/ Gregory L. Hughes
                                   ---------------------
                                   Gregory L. Hughes
                                   President


                              TITLE COMPANY:

                              Stewart Title of Kansas City

                              By:  /s/ Patricia Jennings
                                   ---------------------
                                   Patricia Jennings
                                   Commercial Escrow Officer

                                  SCHEDULE A


TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                 First Amendment to Purchase and Sale Agreement


      This First Amendment to Purchase and Sale Agreement (the "Purchase Agreement") is made this 7th day of November, 1997 by and between Chesapeake Atlantic Holdings, Inc. (the "Buyer") and Paine Webber Qualified Plan Property Fund Two, L.P. (the "Seller").

      WHEREAS, on August 14, 1997, Buyer and Seller entered into the Purchase Agreement and desire to amend the Purchase Agreement in the manner hereinafter set forth:

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

            1. The  Purchase  Price is hereby  amended to be Seven  Million  Two
      Hundred   Eighty  Three   Thousand   Four   Hundred  and  00/100   Dollars
      ($7,283,400.00).

            2. Buyer hereby agrees to indemnify and hold Seller harmless from and against any claims related to that certain Lease between Seller and Grant Thornton dated on or about March, 1994, including, but not limited to, any claims arising either before or after the date first above written and any claims relating to any overpayment of rent or charges or future reduction in rent.

            3. Except as expressly modified herein, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.

                                          PAINE WEBBER QUALIFIED PLAN
                                          PROPERTY FUND TWO, L.P.
                                          By:  Second Qualified Properties, Inc.
                                          Managing Partner


                                          /s/ Celia R. Deluga
                                          -------------------
                                          By:  Celia R. Deluga, Vice President


                                          CHESAPEAKE ATLANTIC HOLDINGS, INC.


                                          /s/ Gregory L. Hughes
                                          ---------------------
                                          By:  Gregory L. Hughes, President

                            SPECIAL WARRANTY DEED


      As of November 10, 1997

      This deed witnesseth, that PaineWebber Qualified Plan Property Fund Two, LP, a Delaware limited partnership ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, does by these presents, sell and convey unto Chesapeake Atlantic Holdings, Inc., a Florida corporation with an address of 220 East Madison Street, Suite 1200, Tampa, FL 33602 ("Grantee"), its successors, heirs and assigns the following land and leasehold interest situated in Jackson County, Missouri known as Mercantile Tower and parking garage, as more particularly described in Exhibit A (the "Property").

      To have and to hold the Property aforesaid, with all and singular rights, privileges, appurtenances and immunities thereto belonging or in anywise appertaining unto said Grantee, and unto heirs and assigns forever; Grantor hereby covenanting that the Property is free and clear from any incumbrance done or suffered by Grantor; and that Grantor will warrant and defend the title to said premises unto said Grantee and unto Grantee's heirs and assigns forever against the lawful claims and demands of all persons claiming under Grantor but none other, subject to easements, covenants and restrictions of record.

      Executed as a sealed instrument this 10th day of November 1997.


                                    GRANTOR:

                                    PaineWebber Qualified Plan Property Fund
                                    Two, L.P., a Delaware limited partnership

                                    By:   Second Qualified Properties, Inc.,
                                          a Delaware corporation,
                                          Managing General Partner


                                          By: /s/ Celia R. Deluga
                                              -------------------
                                              Name: Celia R. Deluga
                                              Title: Vice President

      In the Commonwealth of Massachusetts, County of Suffolk, on this 10th day of November 1997, before me, the undersigned a Notary Public in and for said County and State, Celia R. Deluga personally appeared to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed, and as the free act and deed of said limited partnership.


                                    Witness my hand and Notarial Seal subscribed and affixed in said County and State the day and year in this certificate above written.


(N.P. Seal)                         Rufina Garay
                                    Notary Public


My  term expires:

                                   "EXHIBIT A"

TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                              ASSIGNMENT OF LEASES

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P., a Delaware limited partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto CHESAPEAKE ATLANTIC HOLDINGS, INC., a Florida corporation ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

A. all leases, licenses, tenancy agreements or occupancy agreements relative to the real property known as the Mercantile Tower and parking garage, located at 1101 Walnut and in the 11th hundred block of Grand, respectively, in Kansas City, Missouri ("Property") described in Exhibit "A" attached hereto, together with all rents, issues and profits thereunder (collectively, "Leases"); and

A. all security deposits, prepaid rentals, cleaning fees and other deposits paid by tenants of the Property to Assignor or any agent of Assignor ("Deposits").

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising on or after the date of delivery of this Agreement.

      Assignor agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that have accrued and/or were to have been performed prior to the date of delivery of this Assignment. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period prior to the date of delivery of this Assignment. Assignee agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that shall accrue and/or are to be performed after the date of delivery of this Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period after the date of delivery of this Assignment.

      Assignee agrees that notwithstanding Assignor's warranties in the Special Warranty Deed (the "Deed") with respect to the Property from Assignor to Assignee recorded of even date herewith, none of the Leases assigned under this Assignment of Leases shall be a breach of said Deed.

      This Assignment of Leases may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 10th day of November, 1997, which Assignment is effective on that date.

                        ASSIGNOR

                        PAINEWEBBER QUALIFIED PLAN PROPERTY FUND
                        TWO, L.P., a Delaware limited partnership

                        By:   Second Qualified Properties, Inc.,
                              a Delaware corporation,
                              Managing General Partner


                              By:   /s/ Celia R. Deluga
                                    -------------------
                                    Celia R. Deluga, Vice President


                        ASSIGNEE

                        CHESAPEAKE ATLANTIC HOLDINGS, INC., a Florida corporation


                              By:   /s/ Gregory L. Hughes
                                    ---------------------
                                    Gregory L. Hughes, President

STATE OF MASSACHUSETTS  )
                              )     ss.
COUNTY OF SUFFOLK       )

      On this 10th day of November, 1997, before me, Rufina Garay, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Celia R. Deluga, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity as Vice President of PaineWebber Qualified Plan Property Fund Two, L.P., and is duly authorized in that capacity to execute the foregoing instrument for and in the name of and on behalf of its general partner Second Qualified Partners, Inc., and that by her signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 10th day of November, 1997.

                                          Rufina Garay
                                          Notary Public:
                                          My Commission Expires:

STATE OF _______________      )
                              )     ss.
COUNTY OF ____________ )

      On this ___ day of November, 1997, before me, ____________, a Notary Public, State of __________________, duly commissioned and sworn, personally appeared Gregory L. Hughes, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Chesapeake Atlantic Holdings, Inc., and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this ___ day of November, 1997.

                                          ------------------------------
                                          Notary Public:
                                          My Commission Expires:

                                 "EXHIBIT A"

TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                              GENERAL ASSIGNMENT

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P., a Delaware limited partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto CHESAPEAKE ATLANTIC HOLDINGS, INC., a Florida corporation ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

A. all licenses, permits, certificates of occupancy, approvals, entitlement, dedications, and subdivision maps issued, approved or granted by any governmental authorities or otherwise in connection with the real property known as the Mercantile Tower and parking garage, located at 1101 Walnut and 11th hundred block of Grand, respectively, Kansas City, Missouri ("Property") described in Exhibit "A" attached hereto; the use of the name "Mercantile Tower" and any other trade names, trademarks, and logos used by Assignor in the operation and identification of the Property; all development rights and other intangible rights, titles, interests, privileges and appurtenances of Assignor related to or used in connection with the Property and its operation; and all licenses, consents, easements, rights of way and approvals issued, approved or granted by any private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Property (collectively, "Licenses and Permits"); and

A. all plans and specifications respecting any buildings or improvements located on the Property; and all building inspection reports pertaining to the Property which are owned by and within the possession or control of Assignor (collectively, "Records and Plans").

      Assignor makes no warranties of any kind or nature, express or implied, regarding the Licenses and Permits and Records and Plans.

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Licenses and Permits and Records and Plans accruing or arising on or after the date of delivery of this Assignment. Assignor shall be responsible for the performance of all of the terms, covenants and conditions imposed upon Assignor under the Licenses and Permits and Records and Plans accruing or arising prior to the date of delivery of this Assignment.

      This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 10th day of November, 1997, which Assignment is effective on that date.


                              ASSIGNOR

                              PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, a Delaware limited partnership

                              By:   Second Qualified Properties, Inc.,
                                    a Delaware corporation,
                                    Managing General Partner

                                    By:   /s/ Celia R. Deluga
                                          -------------------
                                          Celia R. Deluga, Vice President



                              ASSIGNEE

                              CHESAPEAKE ATLANTIC HOLDINGS, INC., a Florida corporation

                                    By:   /s/ Gregory L. Hughes
                                          ---------------------
                                          Gregory L. Hughes, President

STATE OF MASSACHUSETTS  )
                              )     ss.
COUNTY OF SUFFOLK       )

      On this 10th day of November, 1997, before me, Rufina Garay, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Celia R. Deluga, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity as Vice President of PaineWebber Qualified Plan Property Fund Two, L.P., and that she is duly authorized in that capacity to execute the foregoing instrument for and in the name of and on behalf of its general partner Second Qualified Partners, Inc., and that by her signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 10th day of November, 1997.

                                          Rufina Garay
                                          Notary Public:
                                          My Commission Expires:

STATE OF ______________ )

                              )     ss.
COUNTY OF ___________   )

      On this ___ day of  November,  1997,  before  me,  ____________,  a Notary
Public, State of _______________, duly commissioned and sworn, personally appeared Gregory L. Hughes, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Chesapeake Atlantic Holdings, Inc., and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this ___ day of November, 1997.

                                          ------------------------------
                                          Notary Public:
                                          My Commission Expires:

                                 "EXHIBIT A"

TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                                  BILL OF SALE

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P., a Delaware limited partnership ("Seller") does hereby grant, sell, transfer, and deliver to CHESAPEAKE ATLANTIC HOLDINGS, INC., a Florida corporation ("Buyer"), all of the furnishings, fixtures, equipment and other personal property, including, without limitation, the personal property, which personal property is, as of the date hereof, owned by Seller and located at the real property known as the Mercantile Tower and parking garage, located at 1101 Walnut and 11th hundred block of Grand, respectively, Kansas City, Missouri, which real property is described in Exhibit A attached hereto.
      Buyer purchases such personal property "AS IS" and "WHERE IS" and solely in reliance upon Buyer's personal inspection and knowledge of such personal property. Seller does hereby warrant that all such personal property is free from encumbrances created or suffered thereon by Seller and that Seller will warrant and defend the same in favor of Buyer against the lawful claims of all persons claiming by, through or under Seller.

      IN WITNESS WHEREOF, this document is executed as a sealed instrument as of this 10th day of 1997.
                              SELLER:


                              PAINEWEBBER QUALIFIED PLAN PROPERTY FUND
                              TWO, L.P., a Delaware limited partnership


                              By:   Second Qualified Properties, Inc.,
                                    a Delaware corporation,
                                    Managing General Partner


                                    By:   /s/ Celia R. Deluga
                                          -------------------
                                          Celia R. Deluga, Vice President

                                   "EXHIBIT A"

TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                           TERMINATION OF GROUND LEASE


      Reference is made to that certain Ground Lease between PaineWebber Qualified Plan Property Fund Two, LP ("PaineWebber"), as lessor, to Mercantile Tower Development Limited Partnership, a Missouri general partnership (the "Lessee"), dated April 28, 1983 (the "Lease"), public notice of which is given by Notice of Ground Lease dated April 28, 1983 as Document No. K-558741, recorded in the official records in Jackson County, Missouri in Book K-1210 at Page 1194, affecting Tracts I, II and III as more particularly described in Exhibit A attached hereto, with such Lessee's interest assigned to Assignor by Special Warranty Deed recorded April 12, 1993 in the official records in Jackson County, Missouri as Document No. K-1075191 in Book K-2375 at Page 1795.

      PaineWebber, holder of both the lessor's interest in the Lease and the Lessee's interest in the Lease, hereby terminates the same.

                          [Intentionally left blank]

      EXECUTED as a sealed instrument this 10th day of November, 1997.



                                    PAINEWEBBER QUALIFIED PLAN
                                    PROPERTY FUND TWO, LP, a Delaware
                                          limited partnership

                                          By:  Second Qualified Properties,Inc.,
                                               Its Managing General Partner


                                               By:   /s/ Celia R. Deluga
                                                     -------------------
                                                     Celia R. Deluga
                                                     Vice President




STATE OF MASSACHUSETTS  )
                              )     ss.
COUNTY OF SUFFOLK       )

      On this 10th day of November, 1997, before me, Rufina Garay, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Celia R. Deluga, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity as Vice President of PaineWebber Qualified Plan Property Fund Two, L.P., and is duly authorized in that capacity to execute the foregoing instrument for and in the name of and on behalf of its general partner Second Qualified Partners, Inc., and that by her signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 10th day of November, 1997.

                                          Rufina Garay
                                          Notary Public:
                                          My Commission Expires:

                                 "EXHIBIT A"

TRACT I:

All of Lots 44, 45 and 46, except that part thereof in Walnut Street, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28 of the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT II:

All of Lots 82 and 83, and all that part of Lot 81 lying South of a line drawn East and West through the center of the South wall of the 6 1/2 story building now situated on Lot 81 and extending to the East and West boundary lines of said Lot, as said wall is described in the Party Wall Agreement filed for record on January 15, 1910, as Document Number 740232, and recorded in Book B-1264, Page 438, all in SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the plat thereof recorded in Plat Book A-1, Page 28 in the Office of the Recorder of Deeds, Jackson County, Missouri.

TRACT III:

The leasehold estate created by that certain lease dated January 26, 1972 by and between Sara Realty Company, a Missouri Corporation, as lessor and Allright Kansas City, Inc., a Missouri Corporation, as lessee, a memorandum of said Lease having been filed in the Office of the Recorder of Deeds for Jackson County, Missouri, on August 24, 1973, as Document Number K-205022 in Book K-463 at Page 1140, as amended by Lease Amendment dated as of November 30, 1973, and filed in the Office of the aforesaid Recorder of Deeds July 30, 1974, as Document Number K-235838 in Book K-538 at page 1026, and the Assignment of Lease, dated April 22, 1983, notice of which is given by Special Warranty Deed filed April 12, 1993, under Document No. K-1075191 in Book K-2375 at Page 1795 affecting the property described as follows:

      All of Lot 84, SWOPE'S ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof recorded in Plat Book A-1, Page 28, in the Office of the Recorder of Deeds, Jackson County, Missouri.

                                 DEED OF RELEASE


      PaineWebber Qualified Plan Property Fund Two, LP, a Delaware limited partnership having its home office and principal place of business at 265 Franklin Street, Boston, Massachusetts 02110, is holder of the following documents:

A. Deed of Trust from Mercantile Tower Development Co. to PaineWebber Qualified Plan Property Fund Two, LP, a Delaware limited partnership in the principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) dated April 28, 1983 and recorded April 29, 1983 in the office of the Recorder of Deeds for Jackson County, Missouri as Document No.
K-558740 in Book K-1210 at Page 1153.

A. Assignment of Leases and Rents from Mercantile Tower Development Co. to PaineWebber Qualified Plan Property Fund Two, LP, recorded on April 29, 1983 in the office of the Recorder of Deeds for Jackson County, Missouri as Document No. K-558742 in Book K-1210 at Page 1207.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PaineWebber Qualified Plan Property Fund Two, LP, does hereby release and discharge of record the foregoing instruments.

      Executed as a sealed instrument this 10th day of November, 1997.


                                    PaineWebber Qualified Plan Property
                                    Fund Two, LP

                                    By:  Second Qualified Properties, Inc.,
                                         Managing Partner


                                       By:   /s/ Celia R. Deluga
                                             -------------------
                                             Celia R. Deluga
                                             Vice President

                          COMMONWEALTH OF MASSACHUSETTS

____________, ss.                               November 10, 1997

      Then personally appeared the above-named , Celia R. Deluga of PaineWebber Qualified Plan Property Fund Two, LP, and acknowledged the foregoing to be ___ free act and deed and the free act and deed of corporation, before me,


                                                Rufina Garay
                                                Notary Public
                                                My Commission expires:


A. U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
   -------------------------------------------------
   FINAL

B. TYPE OF LOAN

   1. [   ] FHA   2. [   ] FMHA   3. [   ] CONV. UNINS.
   4. [   ] VA    5. [   ] CONV. INS.
   ----------------------------------------------------
   6. FILE NUMBER:                7.  LOAN NUMBER:
      97060242
   ----------------------------------------------------
   8.  MIG. INS. CASE NO.:
   ----------------------------------------------------
C. NOTE: This form is furnished to give you a statement
   of actual settlement costs. Amounts paid to and by
   the settlement agent are shown.  Items marked
   ("p.o.c.") were paid outside the closing;  they are
   shown here for information  purposes and are not
   included in the totals.
   ----------------------------------------------------
D. NAME OF BORROWER: CHESAPEAKE ATLANTIC HOLDINGS, INC.
   A FLORIDA CORPORATION
   ADDRESS:
   ----------------------------------------------------
E. NAME OF SELLER: PAINE WEBBER QUALIFIED PLAN PROPERTY
                   FUND TWO, L.P.
   ADDRESS:        SELLER TIN:
   ----------------------------------------------------
F. NAME OF LENDER: MIDLAND BANK
   ADDRESS:
   ----------------------------------------------------
G. PROPERTY LOCATION: Lot
   1101 WALNUT KANSAS CITY MO
   ----------------------------------------------------
H. SETTLEMENT AGENT:  STEWART TITLE INC.
   ADDRESS: SETTLEMENT AGENT TIN:  43-1622646
   ----------------------------------------------------
PLACE OF SETTLEMENT:  STEWART TITLE INCORPORATED           I.  SETTLEMENT DATE
ADDRESS:  1220 WASHINGTON SUITE 100                        Closing date:  11/10/97
          KANSAS CITY, MO  64105                           Proration date:  11/10/97
-------------------------------------------------------    ------------------------------------------------------------
J. SUMMARY OF BORROWER'S TRANSACTION                       K. SUMMARY OF SELLER'S TRANSACTION
-------------------------------------------------------    ------------------------------------------------------------
100. GROSS AMOUNT DUE FROM BORROWER:                       400. GROSS AMOUNT DUE TO SELLER:
-------------------------------------------------------    ------------------------------------------------------------
101. Contract sales price                 7,283,400.00     401. Contract sales price                     7,283,400.00
-------------------------------------------------------    ------------------------------------------------------------
102. Personal property                                     402. Personal property
-------------------------------------------------------    ------------------------------------------------------------
103. Settlement charges to                  122,987.60     403.
     borrower (line 1400)
-------------------------------------------------------    ------------------------------------------------------------
104. NEW TENANT COSTS                        69,320.57     404. NEW TENANT COSTS                            69,320.57
-------------------------------------------------------    ------------------------------------------------------------
105. OPERATING EXPENSE                        7,721.72     405. OPERATING EXPENSE                            7,721.72
-------------------------------------------------------    ------------------------------------------------------------
Adjustments for items paid by seller in advance:           Adjustments for items paid for seller in advance:
-------------------------------------------------------    ------------------------------------------------------------
106. City/town taxes                                       406. City/town taxes
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
107. County taxes                                          407. County taxes
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
108. Assessments                                           408. Assessments
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
109.                                                       409.
-------------------------------------------------------    ------------------------------------------------------------
110.                                                       410.
-------------------------------------------------------    ------------------------------------------------------------
111.                                                       411.
-------------------------------------------------------    ------------------------------------------------------------
112.                                                       412.
-------------------------------------------------------    ------------------------------------------------------------
120. GROSS AMOUNT DUE FROM                7,483,429.89     420. GROSS AMOUNT DUE TO SELLER:              7,360,442.29
     BORROWER:
-------------------------------------------------------    ------------------------------------------------------------
200. AMOUNTS PAID BY OR IN BEHALF OF BORROWER:             500. REDUCTIONS IN AMOUNT DUE TO SELLER:
-------------------------------------------------------    ------------------------------------------------------------
201. Deposit or earnest  money               50,000.00     501. Excess deposit (see instructions)
-------------------------------------------------------    ------------------------------------------------------------
202. Principal amount of new loan(s)      6,000,000.00     502. Settlement charges to seller (line 1400)   156,528.20
-------------------------------------------------------    ------------------------------------------------------------
203. Existing loan(s) taken subject to                     503. Existing loan(s) taken subject to
-------------------------------------------------------    ------------------------------------------------------------
204.                                                       504. Payoff of first mortgage loan
-------------------------------------------------------    ------------------------------------------------------------
205.                                                       505. Payoff of second mortgage loan
-------------------------------------------------------    ------------------------------------------------------------
206.                                                       506. MERCANTILE BANK OF KC PAY-OFF              858,492.31
-------------------------------------------------------    ------------------------------------------------------------
207. SECURITY DEPOSITS                       66,559.83     507. SECURITY DEPOSITS                           66,559.83
-------------------------------------------------------    ------------------------------------------------------------
208. RENTS 11/10/97 to 12/1/97              121,545.84     508. RENTS 11/10/97 TO 12/1/97                  121,545.84
-------------------------------------------------------    ------------------------------------------------------------
209.                                                       509.
-------------------------------------------------------    ------------------------------------------------------------
Adjustments for items unpaid by seller:                    Adjustments for items unpaid by seller:
-------------------------------------------------------    ------------------------------------------------------------
210. City/town taxes                                       510. City/town taxes
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
211. County taxes                                          511. County taxes
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
212. Assessments                                           512. Assessments
     to                                                         to
-------------------------------------------------------    ------------------------------------------------------------
213. ALL TAXES 01/01/97 TO 11/10/97         194,015.94     513. ALL TAXES 01/01/97 TO 11/10/97             194,015.94
-------------------------------------------------------    ------------------------------------------------------------
214.                                                       514.
-------------------------------------------------------    ------------------------------------------------------------
215.                                                       515.
-------------------------------------------------------    ------------------------------------------------------------
216.                                                       516.
-------------------------------------------------------    ------------------------------------------------------------
217.                                                       517.
-------------------------------------------------------    ------------------------------------------------------------
218.                                                       518.
-------------------------------------------------------    ------------------------------------------------------------
219.                                                       519.
-------------------------------------------------------    ------------------------------------------------------------
220. TOTAL PAID BY/FOR BORROWER:          6,432,121.61     520. TOTAL REDUCTION IN AMOUNT:               1,397,142.12
-------------------------------------------------------    ------------------------------------------------------------
300. CASH AT SETTLEMENT FROM/TO BORROWER:                  600. CASH AT SETTLEMENT TO/FROM SELLER:
-------------------------------------------------------    ------------------------------------------------------------
301. Gross amount due from                7,483,429.89     601. Gross amount due to                      7,360,442.29
     borrower (line 120)                                        seller (line 420)
-------------------------------------------------------    ------------------------------------------------------------
302. Less  amounts  paid  by/for          6,432,121.61     602. Less  total  reductions  in              1,397,142.12
     borrower (line 220)                                        amount due seller (line 520)
-------------------------------------------------------    ------------------------------------------------------------
303. CASH [X FROM] [   TO]                1,051,308.28     603. CASH [X TO] [   FROM]                    5,963,300.17
     BORROWER:                                                  SELLER:
-------------------------------------------------------    ------------------------------------------------------------
SUBSTITUTE FORM 1099 SELLER STATEMENT. The information
contained in Blocks E, G, H and I and on line 401 (or,
if line 401 is  asterisked,  lines 403 and 404) is
important  tax  information  and is  being  furnished
to the  Internal  Revenue Service.  If you are required
to file a return,  a  negligence  penalty or other
sanction  will be imposed on you if this item is
required to be reported and the IRS determines that it
has not been reported.
SELLER INSTRUCTION.  If this real estate  was your
principal  residence,  file Form  2119,  Sale or
Exchange of Principal  Residence,  for any gain,
with your  income  tax  return;  for other transactions,
complete the  applicable  parts of Form 4797,  Form 6252
and/or Schedule D (Form 1040). You are required by law to
provide__________________________________________________
with your correct taxpayer identification number. If you
do not provide___________________________________________
with   your   correct taxpayer  identification  number,
you  may be  subject  to  civil  or  criminal penalties.
Under penalties of perjury,  I certify that the number
shown on this statement is my correct taxpayer
identification number.

_________________________________________________________  PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P.
Seller:  Celia R. Deluga, Vice President                   By:  Second Qualified Properties, Inc.,
                                                           Managing Partner

Final 97060242                                                                       Paid From      Paid From
Final                                                                                Borrower's     Seller's
                                                                                     Funds At       Funds At
L.  SETTLEMENT CHARGES                                                               Settlement     Settlement
---------------------------------------------------------------------------------    ----------     ----------
700. TOTAL SALES/BROKER'S COMMISSION Based on $7,283,400.00 @ 2.50% = 182,085.00
---------------------------------------------------------------------------------    ----------     ----------
      Division of Commission (line 700) as follows:
---------------------------------------------------------------------------------    ----------     ----------
701. $145,668.00 to COHEN-ESREY REAL ESTATE SERVICES
---------------------------------------------------------------------------------    ----------     ----------
702. $36,417.00 to CB COMMERCIAL
---------------------------------------------------------------------------------    ----------     ----------
703. Commission paid at settlement                                                     6,417.00     145,668.00
---------------------------------------------------------------------------------    ----------     ----------
704. 1/2 SUNGARD LEASE COMMISSION to KESSINGER HUNTER                                  2,270.60       5,541.20
---------------------------------------------------------------------------------    ----------     ----------
800. ITEMS PAYABLE IN CONNECTION WITH LOAN
---------------------------------------------------------------------------------    ----------     ----------
801. Loan Origination fee                         %
--------------------------------------------------------------------------------     ----------     ----------
802. Loan Discount                                %
---------------------------------------------------------------------------------    ----------     ----------
803. Appraisal fee                                to KEVIN NUNINK & ASSOCIATES         3,750.00
---------------------------------------------------------------------------------    ----------     ----------
804. Credit Report                                to
---------------------------------------------------------------------------------    ----------     ----------
805. Lender's inspection fee                      to
---------------------------------------------------------------------------------    ----------     ----------
806. Mortgage Insurance application fee           to
---------------------------------------------------------------------------------    ----------     ----------
807. Assumption Fee                               to
---------------------------------------------------------------------------------    ----------     ----------
808. COMMITMENT FEE                               to MIDLAND BANK                     60,000.00
---------------------------------------------------------------------------------    ----------     ----------
809. BANK DOCUMENT FEE                            to MIDLAND BANK                        500.00
---------------------------------------------------------------------------------    ----------     ----------
810.                                              to
---------------------------------------------------------------------------------    ----------     ----------
811.                                              to
---------------------------------------------------------------------------------    ----------     ----------
812.                                              to
---------------------------------------------------------------------------------    ----------     ----------
900. ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE
---------------------------------------------------------------------------------    ----------     ----------
901. Interest from                 to             @ $_________/day
---------------------------------------------------------------------------------    ----------     ----------
902. Mortgage insurance premium for               mo. to
---------------------------------------------------------------------------------    ----------     ----------
903. Hazard insurance premium for                 yrs. to
---------------------------------------------------------------------------------    ----------     ----------
904.                                              yrs. to
---------------------------------------------------------------------------------    ----------     ----------
905.
---------------------------------------------------------------------------------    ----------     ----------
1000. RESERVES DEPOSITED WITH LENDER
---------------------------------------------------------------------------------    ----------     ----------
1001. Hazard Insurance                            mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1002. Mortgage insurance                          mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1003. City property taxes                         mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1004. County property taxes                       mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1005. Annual assessments (Maint.)                 mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1006.                                             mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1007.                                             mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------
1008.                                             mo. @ $_______ per mo.
---------------------------------------------------------------------------------    ----------     ----------

---------------------------------------------------------------------------------    ----------     ----------
1100. TITLE CHARGES:
---------------------------------------------------------------------------------
1101. Settlement or closing fee                   to STEWART TITLE INCORPORATED          300.00         300.00
---------------------------------------------------------------------------------    ----------     ----------
1102. Abstract or title search                    to
---------------------------------------------------------------------------------    ----------     ----------
1103. Title examination                           to
---------------------------------------------------------------------------------    ----------     ----------
1104. Title insurance binder                      to
---------------------------------------------------------------------------------    ----------     ----------
1105. Document preparation                        to BLACKWELL SANDERS                 5,000.00
---------------------------------------------------------------------------------    ----------     ----------
1106. Notary fee                                  to
---------------------------------------------------------------------------------    ----------     ----------
1107. Attorney's fee to                           to SHUGHART, THOMSON & KILROY       13,500.00
---------------------------------------------------------------------------------    ----------     ----------
     (includes above items No.:   )
---------------------------------------------------------------------------------    ----------     ----------
1108. Title insurance                             to STEWART TITLE INCORPORATED          250.00       4,669.00
---------------------------------------------------------------------------------    ----------     ----------
     (includes above items No.:   )
---------------------------------------------------------------------------------    ----------     ----------
1109. Lender's coverage 6,000,000.00              $250.00
---------------------------------------------------------------------------------    ----------     ----------
1110. Owner's coverage 7,323,400.00               $44,669.00
---------------------------------------------------------------------------------    ----------     ----------
1111. ESCROW FEE                                  to STEWART TITLE CORPORATION           200.00         200.00
---------------------------------------------------------------------------------    ----------     ----------
1112. COPIES                                      to STEWART TITLE CORPORATION           100.00
---------------------------------------------------------------------------------    ----------     ----------
1113. MESSENGER FEES                              to STEWART TITLE CORPORATION           150.00
---------------------------------------------------------------------------------    ----------     ----------
1114. ENDORSEMENTS                                to STEWART TITLE CORPORATION           400.00
---------------------------------------------------------------------------------    ----------     ----------
1200. GOVERNMENT RECORDING AND TRANSFER CHARGES
---------------------------------------------------------------------------------    ----------     ----------
1201. Recording Fees:         Deed $         Mrtg $         Rel.$          EST.          150.00         150.00
      300.00
---------------------------------------------------------------------------------    ----------     ----------
1202. City/county tax/stamps: Deed $         Mrtg $
---------------------------------------------------------------------------------    ----------     ----------
1203. State tax/stamps:       Deed $         Mrtg $
---------------------------------------------------------------------------------    ----------     ----------
1204.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1205.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1206.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1300. ADDITIONAL SETTLEMENT CHARGES
---------------------------------------------------------------------------------    ----------     ----------
1301. Survey                                      to
---------------------------------------------------------------------------------    ----------     ----------
1302. Pest inspection                             to
---------------------------------------------------------------------------------    ----------     ----------
1303.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1304.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1305.                                             to
---------------------------------------------------------------------------------    ----------     ----------
1400. TOTAL SETTLEMENT CHARGES                                                       122,987.60     156,528.20
     (entered on lines 103, Section J and 502, Section K
---------------------------------------------------------------------------------    ----------     ----------


CERTIFICATION: I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of HUD-1 Settlement Statement.

---------------------------------------------------------------                      -------------------------

---------------------------------------------------------------                      -------------------------
Borrowers                                                                            Sellers

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.

                                                                                     PAINEWEBBER QUALIFIED PLAN PROPERTY
                                                                                     FUND TWO, L.P.
                                                                                     By:  Second Qualified Properties, Inc.,
                                                                                     Managing Partner

---------------------------------------------------------------                      --------------------------------------

---------------------------------------------------------------                      --------------------------------------
Settlement Agent                                                                     Date

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18: U.S. Code Section 1001 and
Section 1010.

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